EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2005, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	WHERE INCORPORATED
412357 Ontario Inc	Canada
A S Ruffel (Mozambique) Limitada	Mozambique
A.S. Ruffel (Private) Limited	Zimbabwe
A/O Pfizer	Russia
ACO AB	Sweden
Adenylchemie GmbH	Germany
Agouron Pharmaceuticals, Inc.	California
Alginate Industries (Ireland) Ltd.	Ireland
American Food Industries, Inc.	Delaware
Amicore, Inc	Delaware
Andean Services S.A	Colombia
Angiosyn, Inc	Delaware
Backsvalan 6 Handelsbolag	Sweden
Balverda S.R.L	Italy
Bharti Healthcare Limited	India
BINESA 2002, S.L	Spain
Biocor Animal Health Inc	Delaware
Bioindustria Farmaceutici S.R.L	Italy
Bioptics SARL	France
Bioren, Inc	Delaware
Biosearch Manufacturing S.r.l	Italy
C.P. Pharmaceuticals International C.V	Netherlands
Capsugel (Thailand) Co. Ltd	Thailand
Capsugel AG	Switzerland
Capsugel Belgium BVBA	Belgium
Capsugel France	France
Capsugel Japan Inc. (KK)	Japan
Capsugel Ploermel	France
CARDEL	France
Carlo Erba OTC S.p.A	Italy
Centrofarma, Sociedad Anonima	Guatemala
Ceuticlab Laboratorios de Produtos Farmaceuticos, Lda	Portugal
Charlie Papa Operations, LLC	New Jersey
CHC Direct LLC	Delaware
Compania Farmaceutica Upjohn, S.A	Guatemala
Consumer Health Products (Minority Interests) Company	United Kingdom
Continental Farmaceutica, S.L	Spain
Continental Pharma, Inc	Delaware
Corporacion Pharmacia de Mexico, S. de R.L. de C.V	Mexico
CPPI/CV Six (Gibraltar) Limited	Gibraltar
Davis Medica, Sociedad Limitada, Sociedad Unipersonal	Spain
Diabel GmbH & Co. KG	Germany
Distribuidora Mercantil Centro Americana, S.A	Delaware
Duchem Laboratories Limited	India
Esperion AB	Sweden

NAME	WHERE INCORPORATED
Esperion LUV Development, Inc	Delaware
Esperion Therapeutics, Inc	Delaware
Euronett, Inc	Delaware
Eversharp Canada Inc	Canada
Exchic CA Limited	Bermuda
Farminova Produtos Farmaceuticos de Inovacao, Lda	Portugal
Farmitalia Carlo Erba Limited	United Kingdom
Farmogene Productos Farmaceuticos Lda	Portugal
Fyrcia HB	Sweden
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle (Philippines) Inc	Philippines
G. D. Searle (Thailand) Limited	Thailand
G. D. Searle International Capital LLC	Delaware
G. D. Searle Land Corporation	Philippines
G. D. Searle LLC	Delaware
G. D. Searle South Africa Pty) Ltd	South Africa
Gödecke GmbH	Germany
Gödecke OTC Beteiligungs GmbH	Germany
Greenstone Ltd	Delaware
Heinrich Mack Nachf. GmbH. & Co. KG	Germany
Heumann Beteiligungs GmbH	Germany
Heumann PCS GmbH	Germany
Idun Pharmaceuticals, Inc	Delaware
International Affiliated Corporation LLC	Delaware
Inter-World Insurance Company Limited	Bermuda
Invicta Farma, S.A	Spain
Island Pharmaceuticals Limited	Ireland
J B Tillott Limited	United Kingdom
Jouveinal Holland B.V	Netherlands
Kenfarma, S.A	Spain
Keystone Chemurgic Corporation	Delaware
Kiinteistö Oy Helsingin Tietokuja	Finland
Kommanditbolaget Hus Gron	Sweden
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer SA	Morocco
Laboratorios Laprofa, Sociedad Anonima	Guatemala
Laboratorios Parke Davis, S.L	Spain
Laboratorios Pfizer de Chile	Chile
Laboratorios Pfizer Ltda	Brazil
Laboratórios Pfizer, Lda	Portugal
Laboratorios Visine, S.L	Spain
Lambert Chemical Company Limited	United Kingdom
Losbanos Ltd	Ireland
Lothian Developments V SPRL	Belgium
MED Urological, Inc	Minnesota
Meridica Limited	United Kingdom
Monterey Kelp Corporation	California
MTG Divestitures Handels GmbH	Austria
MTG Divestitures Limited	United Kingdom
MTG Divestitures LLC	Delaware
Nefox Farma, S.A	Spain
Nostrum Farma, S.A	Spain

NAME	WHERE INCORPORATED
NPF YK	Japan
O.C.T. (Thailand) Ltd	Thailand
Omni Laboratories Inc	Canada
Orsim	France
P&UFSC, Inc	Virgin Islands
PanServ Personalberatungs- und Anzeigenservice GmbH	Germany
Paris Montrouge II (Nederland) B.V	Netherlands
Paris Montrouge II SARL	France
Parke Davis & Co. Limited	Isle of Jersey
Parke Davis Del Ecuador C.A	Ecuador
Parke Davis European Distributors Limited	Ireland
Parke Davis International Limited	Bahamas
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke Davis Pty Limited	Australia
Parke, Davis & Company Limited	Pakistan
Parke, Davis & Company LLC	Michigan
Parke-Davis GmbH	Germany
Parke-Davis Manufacturing Corp	Delaware
Parke-Davis Sales Corporation	Virgin Islands
P-D Co., Inc	Delaware
Pfidev3 (S.A.S.)	France
Pfidev4 (S.A.S.)	France
Pfizer (China) Research and Development Co. Ltd	People’s Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer A.G	Switzerland
Pfizer A/S	Norway
Pfizer AB	Sweden
Pfizer Africa & Middle East for Pharmaceuticals, Animal Health & Chemicals
S.A.E	Egypt
Pfizer Afrique de L'Ouest	Senegal
Pfizer Algerie Sante et Nutrition Animale s.p.a	Algeria
Pfizer Animal Health B.V	Netherlands
Pfizer Animal Health Korea Ltd	South Korea
Pfizer Animal Health SA	Belgium
Pfizer Antilles Holdings N.V	Netherlands Antilles
Pfizer ApS	Denmark
Pfizer Asia Holdings B.V	Netherlands
Pfizer Asia Pacific Pte Ltd	Singapore
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Pty Limited	Australia
Pfizer Australia Superannuation Pty Ltd	Australia
Pfizer B.V	Netherlands
Pfizer Beteiligungs-G.m.b.H	Germany
Pfizer Canada Inc	Canada
Pfizer Caribe Limited	Guernsey
Pfizer Century Holdings	Ireland
Pfizer CHC GmbH	Germany
Pfizer Chile S.A	Chile
Pfizer Cia. Ltda	Ecuador

NAME	WHERE INCORPORATED
Pfizer Consumer Health Care México, S. de R.L. de C.V	Mexico
Pfizer Consumer Health Products Company	United Kingdom
Pfizer Consumer Healthcare	United Kingdom
Pfizer Consumer Healthcare B.V	Netherlands
Pfizer Consumer Healthcare Comm.VA	Belgium
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ireland	Ireland
Pfizer Consumer Healthcare S.Com.p.A	Spain
Pfizer Consumer Healthcare S.r.l	Italy
Pfizer Consumer Inc	Japan
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Co-Promotions Limited	Isle of Jersey
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Croatia d.o.o	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Distribution Company	Ireland
Pfizer Distribution Services	Belgium
Pfizer Domestic Ventures Limited	Isle of Jersey
Pfizer Dominicana, S.A	Dominican Republic
Pfizer Dublin Limited	Ireland
Pfizer Egypt S.A.E	Egypt
Pfizer Enterprises Inc	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer Esbjerg A/S	Denmark
Pfizer ESP Pty Ltd	Australia
Pfizer Europe MA EEIG	United Kingdom
Pfizer European Service Center BVBA	Belgium
Pfizer Export AB	Sweden
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany
Pfizer Finance International Limited	Ireland
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services NV/SA	Belgium
Pfizer Fundings International	Ireland
Pfizer Global Holdings B.V	Netherlands
Pfizer Global Supply	Ireland
Pfizer Global Trading	Ireland
Pfizer GmbH	Germany
Pfizer Group Limited	United Kingdom
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc	Delaware
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Italy S.p.A	Italy
Pfizer Holding und Verwaltungs G.m.b.H	Germany

NAME	WHERE INCORPORATED
Pfizer Holding Ventures	Ireland
Pfizer Holdings B.V	Netherlands
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings Ireland	Ireland
Pfizer Holdings Mexico, S. de R.L. de C.V	Mexico
Pfizer Holdings Netherlands B.V	Netherlands
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Holland Pharmaceuticals B.V	Netherlands
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Bank Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings Limited	Ireland
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer International Portfolio Investments	Ireland
Pfizer Inventory Co	Delaware
Pfizer Investment Capital	Ireland
Pfizer Investment Co. Ltd	People’s Republic of China
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l	Italy
Pfizer Japan Inc	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Laboratories Limited	Pakistan
Pfizer Limitada	Angola
Pfizer Limited	Tanzania
Pfizer Limited	Thailand
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer Limited (Taiwan)	Taiwan
Pfizer Luxco Holdings Sarl	Luxembourg
Pfizer Luxco Production SARL	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Belgium NV	Belgium
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer Medical Technology Group (Belgium) N.V	Belgium
Pfizer Medical Technology Group (Netherlands) B.V	Netherlands
Pfizer Medical Technology Group Limited	United Kingdom
Pfizer Middle East	Egypt
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E	Egypt
Pfizer Namibia (Proprietary) Limited	Namibia
Pfizer New Zealand Limited	New Zealand
Pfizer Overseas Pharmaceuticals	Ireland
Pfizer Overseas, Inc	Delaware
Pfizer Oy	Finland

NAME	WHERE INCORPORATED
Pfizer Participations SARL	Luxembourg
Pfizer Pension Trustees (Ireland) Limited	Ireland
Pfizer Pension Trustees Ltd	United Kingdom
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma Trade LLC	Egypt
Pfizer Pharmaceutical (Wuxi) Co., Ltd	People’s Republic of China
Pfizer Pharmaceutical India Pvt. Ltd	India
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or
Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V	Netherlands
Pfizer Pharmaceuticals Israel Ltd	Israel
Pfizer Pharmaceuticals Jersey Limited	Isle of Jersey
Pfizer Pharmaceuticals Korea Limited	South Korea
Pfizer Pharmaceuticals Limited	Cayman Island
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd	People’s Republic of China
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pharmaceuticals, Inc	Delaware
Pfizer Pigments Inc	Delaware
Pfizer Polska Sp. z.o.o	Poland
Pfizer Precision Holdings SARL	Luxembourg
Pfizer Private Limited	Malaysia
Pfizer Private Ltd	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc	Connecticut
Pfizer Products India Private Limited	India
Pfizer Romania SRL	Romania
Pfizer S.A	Colombia
Pfizer S.A	Peru
Pfizer S.G.P.S. Lda	Portugal
Pfizer S.R.L	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saidal Manufacturing	Algeria
Pfizer Sante Grand Public (S.C.A.)	France
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 2 (S.N.C.)	France
Pfizer Services LLC	Delaware
Pfizer Servicios de Mexico, S.A. de C.V	Mexico
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Trading Pte. Ltd	Singapore
Pfizer Specialties Limited	Nigeria
Pfizer SPOL s.r.o	Czech Republic
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Suzhou Animal Health Products Co., Ltd	People’s Republic of China
Pfizer Technologies Limited	United Kingdom

NAME	WHERE INCORPORATED
Pfizer Trading Polska sp.z.o.o	Poland
Pfizer Tunisie SA	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Venezuela, S.A	Venezuela
Pfizer Ventures Limited	Isle of Jersey
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer Zona Franca, S.A	Costa Rica
Pfizer, Inc	Philippines
Pfizer, S.A	Costa Rica
Pfizer, S.A. [a/k/a Pfizer Pharmaceutical]	Spain
Pfizer, S.A. de C.V	Mexico
Pharmacia & Upjohn AG	Switzerland
Pharmacia & Upjohn Cambridge Limited	United Kingdom
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn Holding Company	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn Management Company Limited	United Kingdom
Pharmacia & Upjohn S.p.A	Italy
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, S.A. de C.V	Mexico
Pharmacia (South Africa) (Pty) Ltd	South Africa
Pharmacia Africa Ltd	United Kingdom
Pharmacia Animal Health AB	Sweden
Pharmacia Animal Health Limited	United Kingdom
Pharmacia Asia Limited	Hong Kong
Pharmacia Australia Pty Ltd	Australia
Pharmacia B.V	Netherlands
Pharmacia Brasil Ltda	Brazil
Pharmacia Corporation	Delaware
Pharmacia de Centroamerica S.A	Panama
Pharmacia de Centroamerica Sociedad Anonima	Guatemala
Pharmacia de Mexico, S.A. de C.V	Mexico
Pharmacia Diagnostics Verwaltungs GmbH	Germany
Pharmacia Enterprises Sarl	Switzerland
Pharmacia Europe EEIG	United Kingdom
Pharmacia GmbH	Germany
Pharmacia Grupo Pfizer, S.L	Spain
Pharmacia Hepar Inc	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Pharmacia Industrifastigheter AB	Sweden
Pharmacia Inter-American LLC	Michigan
Pharmacia International B.V	Netherlands
Pharmacia International Inc	South Dakota
Pharmacia International SARL	Switzerland
Pharmacia International Trading (Shanghai) Limited	People’s Republic of China
Pharmacia Ireland Limited	Ireland
Pharmacia Korea Ltd	South Korea
Pharmacia Laboratories Limited	United Kingdom
Pharmacia Learning Center Corporation	Delaware
Pharmacia Limited	United Kingdom
Pharmacia Limited Company	Michigan

NAME	WHERE INCORPORATED
Pharmacia Malaysia Sdn Bhd	Malaysia
Pharmacia Pakistan (Pvt) Ltd	Pakistan
Pharmacia-Pfizer EEIG	United Kingdom
Pharmacia Pharmatrade LLC	Hungary
Pharmacia Polska Sp.z.o.o	Poland
Pharmacia S.p.A	Italy
Pharmacia Searle Limited	United Kingdom
Pharmacia Singapore Pte Ltd	Singapore
Pharmacia UK Holding Company	United Kingdom
Pharmacia UK Limited	United Kingdom
Pharmacia United, Inc	Philippines
Plaistow Limited	Ireland
Promotora IPSA, S.A	Mexico
ProRe SA	Luxembourg
Prosec (Ireland) Limited	Ireland
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
PT. Capsugel Indonesia	Indonesia
PT. Pfidex Pharma	Indonesia
PT. Pfizer Indonesia	Indonesia
PUCN Limited Partnership	Nevada
PUCN, LLC	Nevada
Quigley Company, Inc	New York
REACTINE S.R.L	Italy
Renrall LLC	Wyoming
Rivepar	France
Roerig A.B	Sweden
Roerig B.V	Netherlands
Roerig Produtos Farmaceuticos, Lda	Portugal
Roerig S.A	Chile
Roerig, Inc	Philippines
Roerig, S.A	Venezuela
Searle & Co	Delaware
Searle Argentina S.R.L	Argentina
Searle Belgium BVBA	Belgium
Searle Chemicals, Inc	Delaware
Searle de Mexico S.A. de C.V	Mexico
Searle GmbH	Germany
Searle Holdings B. V	Netherlands
Searle Invest B. V	Netherlands
Searle Laboratorios, Lda	Portugal
Searle LLC	Nevada
Searle Ltd	Bermuda
Searle Pharma LLC	Russia
Sefarma S.r.l	Italy
Sensus Drug Development Corporation	Delaware
Shiley International	California
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda	Portugal
Site Realty, Inc	Delaware
Smith Brothers Cough Drops Canada Ltd	Canada
SmithKline Beecham Animal Health (SWA) (Pty) Ltd	Namibia
Solinor LLC	Delaware

NAME	WHERE INCORPORATED
SOPACO S.R.L	Italy
Substantia (S.A.S.)	France
Sugen, Inc	Delaware
Suzhou Capsugel Ltd	People’s Republic of China
Swordfish Heimtierbedarf Verwaltungsgesellschaft m.b.H	Germany
Swordfish Holding GmbH	Germany
Tabor Corporation	Delaware
The Kodiak Company Ltd	Bermuda
The Upjohn Holding Company M LLC	Delaware
The Upjohn Manufacturing Company LLC	Delaware
Thorney Company	Ireland
Unicliffe Limited	United Kingdom
Upjohn International Holding Company	Delaware
Upjohn International Inc	Michigan
Upjohn Laboratorios Lda	Portugal
Upjohn Pharmaceuticals Limited	Delaware
Upjohn Suzhou Pharmaceutical Co., Ltd	People’s Republic of China
Viagra Ltd	United Kingdom
Vicuron Pharmaceuticals Inc	Delaware
Vicuron Pharmaceuticals Italy S.r.l	Italy
Vinci Farma, S.A	Spain
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Bolivia S.A	Bolivia
Warner Lambert Company (M) Sdn Bhd	Malaysia
Warner Lambert Consumer Healthcare Pty Limited	Australia
Warner Lambert del Uruguay S.A	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner Lambert Poland Sp.z.o.o	Poland
Warner Lambert Pty Limited	Australia
Warner Lambert Zimbabwe (Private) Limited	Zimbabwe
Warner-Lambert (East Africa) Limited	Kenya
Warner-Lambert (Nigeria) Limited	Nigeria
Warner-Lambert (Singapore) Private Limited	Singapore
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert (West Indies) Ltd	Jamaica
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert de Costa Rica, S. A	Costa Rica
Warner-Lambert de El Salvador, S.A. de C.V	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras
Warner-Lambert de Panama, Sociedad Anonima	Panama
Warner-Lambert de Puerto Rico, Inc	Puerto Rico
Warner-Lambert GmbH	Germany
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Hungary KFT	Hungary
Warner-Lambert International N.V	Netherlands Antilles
Warner-Lambert Ireland	Ireland
Warner-Lambert Kenya Limited	Kenya
Warner-Lambert Manufacturing (Ireland) Ltd	Cayman Islands
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert SA (Pty) Limited	South Africa

NAME	WHERE INCORPORATED
Warner-Lambert, S.A	Delaware
Wilcox Sweets (Pty) Limited	South Africa
W-L (Europe)	United Kingdom
W-L (Portugal)	United Kingdom
W-L (Spain)	United Kingdom
WL de Guatemala, Sociedad Anonima	Guatemala
W-L Holding (S.C.A.)	France
W-L LLC	Delaware
Yusafarm D.O.O	State Union of Serbia and Montenegro